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     SUPPLEMENT DATED OCTOBER 19, 2009 TO YOUR PROSPECTUS DATED MAY 1, 2009

The Board of Trustees of BB&T Variable Insurance Funds has authorized the liquidation of the BB&T Mid Cap Growth VIF Fund (the "Fund"). Effective as of the close of business on January 29, 2010, any Contract Value allocated to the BB&T Mid Cap Growth VIF Fund Sub-Account will be transferred to the Hartford Money Market HLS Fund Sub-Account.

Due to the liquidation of the Fund, you will no longer be able to allocate new Premium Payments or make transfers to the affected Sub-Account, including program trades effective as of the close of business on January 28, 2010. You may transfer some or all of your Contract Value in the affected Sub-Account to other investment options currently offered by your Contract.

Also, effective as of the close of business on January 29, 2010:

    (i) any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the affected Sub-Account will be terminated; and

    (ii) Automatic Income Programs will continue uninterrupted and will be automatically updated to reflect the Hartford Money Market HLS Fund Sub-Account unless new instructions are provided.

Upon completion of the termination and liquidation of the Fund, all references to the Fund in the prospectus are deleted.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7971